Exhibit 32.1

SECTION 1350 CERTIFICATION
I, Gary Pilnick, hereby certify, on the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
(1)the Quarterly Report on Form 10-Q of WK Kellogg Co for the quarter ended September 28, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WK Kellogg Co.

/s/ Gary Pilnick
Name:	Gary Pilnick
Title:	Chief Executive Officer and Chair of the Board
Date: November 7, 2024